SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 2004

                          INTERNET PICTURES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-26363             52-2213841
            --------                     ---------             ----------
        (State or other                 (Commission           (IRS Employer
  jurisdiction of incorporation)        File Number)      Identification Number)


3160 Crow canyon road, san ramon, california                         94583
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:              (925) 242-4002
---------------------------------------------------              --------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)  Exhibits

Exhibit
Number                              Description
-------                             -----------
99.1                       Press Release dated February 18, 2004


ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On February 18, 2004, Internet Pictures Corporation issued a press release announcing its financial results for the fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET PICTURES CORPORATION

Dated:  March 9, 2004

                                     /s/ Paul Farmer
                               ------------------------------
                               Paul Farmer
                               Chief Financial Officer

                                  Exhibit Index


Exhibit
Number                               Description
-------                     -------------------------------
99.1                     Press Release dated February 18, 2004

                                                                   Exhibit 99.1


                                                                    IR Contact:
                                                                    -----------
                                                               Paul Farmer, CFO
                                                                (925) 242- 4002
                                                           paul.farmer@ipix.com
                                                           --------------------


           IPIX REPORTS RESULTS FOR FOURTH QUARTER 2003 AND FULL YEAR


OAK RIDGE, TN/SAN RAMON, CA - February 18, 2004 - Internet Pictures Corporation (NASDAQ: IPIX), a leader in mission-critical imaging solutions, today announced financial results for the quarter and year ended December 31, 2003. IPIX(R) reported for the quarter ended December 31, 2003 and the comparable year-ago quarter:

     -    Revenue was $9.3 million compared to $5.9 million;

     - Net income available for common shareholders was $96 thousand compared to $36 thousand;

     - Fully diluted earnings per common share were one cent compared to zero.

Revenues in the quarter ended December 31, 2003 include a one-time $8.0 million license fee for IPIX Rimfire(R) technology and other services. As announced in June 2003, IPIX and eBay amended their then current commercial agreement (see IPIX's Quarterly Report on Form 10Q for the quarter ended June 30, 2003), which was subsequently extended by eBay to October 31, 2003 for a final $0.45 million additional fee. IPIX no longer provides any products or services to eBay as of November 1, 2003. Also included in the results of operations for the quarter ended December 31, 2003, were expenses for the following:

     - Impairment of goodwill associated with the Rimfire technology ($3.0 million; non-cash);

     -    Professional fees associated with the eBay license fee ($0.7 million);
          and

     - The recognition of cumulative currency translations from dissolved foreign subsidiaries ($0.5 million; non-cash).

"At December 31, 2003, the Company had $12.3 million in cash, restricted and unrestricted investments and long term restricted cash and $11.5 million in shareholders' equity," said Don Strickland, IPIX president and CEO. "We enter 2004 focused on launching our new platform for our 360-degree panoramic photography and movies business; investing in our government and commercial video security business; and identifying new customers for and growing our non-eBay self service on-line and off-line advertising business."

For the year ended December 31, 2003, revenue was $28.8 million compared to $22.4 million for the year ended December 31, 2002. Net loss available to common shareholders for the year ended December 31, 2003 was $0.4 million compared to $2.9 million in 2002. For the year ended December 31, 2003, fully diluted loss per common share was $0.05, compared to $0.43 in 2002.

About IPIX

Internet Pictures Corporation is a leader in mission-critical imaging solutions for three core markets: 360-degree panoramic photography and movies; government and commercial video security; and self service on-line and off-line advertising. IPIX's extensive intellectual property covers patents for immersive imaging, video and surveillance applications. IPIX is headquartered in Oak Ridge, Tennessee, with co-headquarters in San Ramon, California. www.ipix.com

                                      # # #

IPIX and Rimfire are trademarks and service marks of Internet Pictures Corporation.

This press release may contain forward-looking information within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbors under those sections. In some cases, you can identify forward-looking statements by terminology such as "expect," "believe," "may," "will," "plans" and "anticipate," or the negative of such terms or comparable terminology. Forward-looking statements appearing herein include statements concerning operating and profitability plans and goals and restructuring efforts, and are based on current expectations.

Actual results may differ materially from those projected in the forward-looking statements based upon a number of factors including:

  (i)     our loss of existing, or an inability to attract new customers,

  (ii)    changes in the demand for our products and services,

  (iii)   our rate of revenue growth,

  (iv)    our ability to control or affect reductions in costs,

  (v) our ability to design, manufacture and deliver high quality products in a timely fashion,

  (vi)    uncertainty regarding our ability to continue as a going concern,

  (vii) our third-party supplier's ability to deliver high quality components to us in a timely fashion,

  (viii)  technological changes,

  (ix)    general economic, financial or market changes or developments and

  (x)     the conversion of our Series B Preferred Stock into common stock.

The matters discussed in this press release also involve risks and uncertainties described from time to time in documents filed with the Securities and Exchange Commission, including but not limited to Form 10-Ks, Form 10-K/As, Form 10-Qs and Form 8-Ks (www.sec.gov).

                          INTERNET PICTURES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                             Three months ended           Twelve months ended
                                                                                December 31,                  December 31,
                                                                             -------------------          ---------------------
                                                                               2002       2003              2002        2003
                                                                             --------   --------          ----------  ---------
                                                                                 (unaudited)                    (unaudited)
               (In thousands, except per share data)                        (restated)                    (restated)

Revenue:
Transaction services..................................................       $ 4,623    $ 8,774           $ 16,242    $ 26,245
Immersive still solutions.............................................         1,240        463              6,171       2,321
Immersive video solutions.............................................            --         36                 --         273
                                                                             --------   --------          ----------  ---------
   Total revenue......................................................         5,863      9,273             22,413      28,839

Cost of revenue:
Transaction services..................................................         1,590      1,114              6,828       6,540
Immersive still solutions.............................................           529        377              1,900       1,402
Immersive video solutions.............................................            --         17                 --         178
                                                                             --------   --------          ----------  ---------
   Total cost of revenue..............................................         2,119      1,508              8,728       8,120
                                                                             --------   --------          ---------   ---------

   Gross profit.......................................................         3,744      7,765             13,685      20,719
                                                                             --------   --------          ---------   ---------

Operating expenses:
Sales and marketing...................................................         1,532      1,901              7,607       7,605
Research and development..............................................         1,176        927              4,862       4,553
General and administrative............................................           515        788              2,933       3,452
Impairment of goodwill  ..............................................            --      3,042                 --       3,042
Restructuring ........................................................            --         89                687          89
                                                                             --------   --------          ---------   ---------
   Total operating expenses...........................................         3,223      6,747             16,089      18,741
                                                                             --------   --------          ---------   ---------

Income (loss) from operations.........................................           521      1,018             (2,404)      1,978
Patent infringement award ............................................            --         --              1,000          --
Loss on foreign currency .............................................            --       (491)                --        (491)
Interest income (expense) and other...................................           (35)         2                261        (101)
                                                                             --------   --------          ---------   ---------
Net income (loss).....................................................           486        529             (1,143)      1,386
Preferred stock dividends (restated for 2002).........................          (450)      (433)            (1,784)     (1,778)
                                                                             --------   --------          ---------   ---------

Net income (loss) available to common stockholders (restated for 2002)       $    36    $    96           $ (2,927)   $   (392)
                                                                             ========   ========          =========   =========

Income (loss) per common share, basic and diluted (restated for 2002).       $  0.00    $  0.01           $  (0.43)   $  (0.05)
Weighted average common shares, basic and diluted.....................        17,075      8,014              6,794       7,365

                          INTERNET PICTURES CORPORATION
                           CONSOLIDATED BALANCE SHEETS


                                                                                 December 31,     December 31,
                                                                                     2002             2003
                                                                                 ------------     ------------
                                                                                      (1)          (unaudited)
(In thousands, except share and per share data)

 ASSETS
 CURRENT ASSETS:
 Cash and cash equivalents......................................................    $3,020            $10,241
 Restricted cash and short term investments.....................................     2,972              1,100
 Short term investments.........................................................        --                331
 Accounts receivable, net of allowance for doubtful accounts of
        $208 in 2002 and $0 in 2003.............................................     3,535                261
 Inventory, net of reserve for obsolescence of $160 in 2002 and
        $148 in 2003............................................................       181                398
 Prepaid expenses and other current assets......................................       984              1,523
                                                                                    ------             ------
       Total current assets.....................................................    10,692             13,854

 Computer hardware, software and other, net.....................................     4,631              1,578
 Restricted cash and other long term assets.....................................        70                852
 Goodwill.......................................................................     3,042                 --
                                                                                    ------             ------

          Total assets..........................................................   $18,435            $16,284
                                                                                   =======            =======
 LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES:
 Accounts payable...............................................................      $360               $612
 Accrued liabilities............................................................     5,426              3,342
 Deferred revenue...............................................................        85                 76
 Current portion of obligations under capital leases............................     2,403                608
                                                                                    ------             ------
           Total current liabilities............................................     8,274              4,638
 Obligations under capital leases, net of current portion.......................     1,459                 --
 Other long term liabilities....................................................       310                181
                                                                                    ------             ------

          Total liabilities.....................................................    10,043              4,819
                                                                                    ------             ------
 STOCKHOLDERS' EQUITY:
 Preferred Stock, $0.001 par value: ............................................         1                  1
      Authorized:   5,001,100 shares in 2002 and 2003
      Issued and outstanding:   1,115,080 in 2002 and 1,003,830 in 2003
      (Aggregate liquidation value:  $24,560 in 2002 and $23,716 in 2003)
 Common stock, $0.001 par value: ...............................................         7                  9
      Authorized:  50,000,000 in 2002 and 2003
      Issued and outstanding:   6,795,007 in 2002 and 8,678,730 in 2003
 Class B common stock, $0.0001 par value: ......................................        --                 --
      Authorized:  7,421,536 shares in 2002 and 2003
      Issued and outstanding:  17,948 shares in 2002 and 14,000 shares in 2003
 Additional paid-in capital.....................................................   513,995            515,186
 Accumulated deficit............................................................  (505,117)          (503,731)
 Accumulated other comprehensive loss...........................................      (494)                --
                                                                                      -----               ---
         Total stockholders' equity.............................................     8,392             11,465
                                                                                     -----             ------

         Total liabilities and stockholders' equity.............................   $18,435          $  16,284
                                                                                   =======          =========


(1) The December 31, 2002 balances were derived from the audited financial statements.